SEMI-ANNUAL REPORT
                                 DECEMBER 31, 2000

                                 [GRAPHIC OMITTED]

Mercury
Short-Term
Investment
Fund
    OF MERCURY HW FUNDS

OFFICERS AND TRUSTEES

Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeleine A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President
  and Treasurer
Anna Marie S. Lopez, Assistant
  Treasurer and Assistant Secretary
Turner Swan, Secretary
Gracie Fermelia, Vice President and
  Assistant Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


            December 31, 2000 (2) Mercury Short-Term Investment Fund

DEAR SHAREHOLDER

Effective October 6, 2000, Short-Term Investment Fund, a fund of Hotchkis and Wiley Funds, became Mercury Short-Term Investment Fund, a fund of Mercury HW Funds. Although the Fund's name has changed, its investment objective remains the same: to maximize total return, consistent with capital preservation.

We are pleased to present to you the semi-annual report of Mercury Short-Term Investment Fund for the six months ended December 31, 2000.

Investment Review

After expanding at more than a 5% annualized pace during the first half of 2000, gross domestic product (GDP) growth slowed markedly during the last six months of the year. This slowdown engineered by the Federal Reserve Board was welcomed by the bond market with falling interest rates and improved absolute performance. Treasury rates declined dramatically, with 30-year Treasury issues ending the year yielding 5.5%, 102 basis points (1.02%) less than where they began the year. Being more sensitive to future Federal Reserve Board policy, the five-year Treasury yield decreased by 137 basis points during 2000. Meanwhile, as the Federal Reserve Board was actually raising overnight rates, shorter-term yields increased, with the three-month Treasury yield ending the year at 5.9%, 57 basis points higher than a year earlier. The yield curve began 2000 in its normal shape, that is, upwardly sloping. This "normal" shape compensates longer-maturity bondholders with higher yields for the greater inflation risk that they assume. Early in the year, the curve began to invert and short-to-intermediate yields actually rose above longer-term interest rates. By the end of the year, the yield curve was only partially inverted, with short-term interest rates remaining above intermediate-term and long-term interest rates--a manifestation of the expectation for declining future short-term interest rates.

Several factors shaped this environment and acted to slow the economy during the fiscal year. First, monetary policy, as enacted by the Federal Reserve Board, was key. From June 1999 through June 2000, the Federal Reserve Board raised interest rates on six separate occasions by 175 total basis points in order to engineer a slowdown to a more sustainable growth rate. With annualized growth of more than 8% in the fourth quarter of 1999, it became clear to us that the Federal Reserve Board's tightening policy was warranted. Monetary policy operates with a lag, so the effects of this tighter policy have only recently begun to impact the real economy.

Other factors were also important in slowing the economy. Volatility in equity markets, as the Internet bubble burst and corporate earnings slowed, caused consumers and businesses to lose confidence, slowing consumption and investment. Strong growth led to a sub-4% unemployment rate and it became more difficult to add quality workers and continue to increase production. Strong growth also led to an imbalance of energy supply and demand, with oil, natural gas and electricity price increases creating national headlines since mid year. These factors had a significant effect on the economy, just as the


            December 31, 2000 (3) Mercury Short-Term Investment Fund

Federal Reserve Board's prior tightening was beginning to take hold. During the last several years, much went right for the US economy and equity markets. Signs quickly began to emerge that all was beginning to unravel as a majority of economic indicators rapidly turned down in the fourth quarter. Economists began discussing a "hard landing" and a recessionary environment, and began to call on the Federal Reserve Board to lower interest rates.

Throughout the year, inflation remained benign with the noted exception of energy price spikes. The largest year-over-year increases in the consumer price index and producer price index registered at 3.8% and 4.5%, respectively, during the last half of the year. When food and energy prices are removed, the maximum year-over-year increases registered in the consumer price index and producer price index in 2000 were 2.6% and 1.5%, respectively. Although the threat of inflation is always an issue for the bond market, actual inflation clearly has not been a problem. This is important since the Federal Reserve Board would be extremely hesitant to stimulate the economy by lowering interest rates if current inflation were present.

Although this environment strongly benefited Treasury and agency securities during 2000, other sectors of the bond market did not fare quite as well. The outperformance of government-backed securities has been a persistent trend since the beginning of the year when the US Treasury announced that it would use the surplus to buy back Treasury securities. Indeed, normally, an environment including positive economic and earnings growth, a vigilant central bank and benign inflation would lead to the outperformance of "spread," or non-Treasury, sectors. The most surprising aspect of bond market behavior in 2000 was the significant underperformance of spread sectors. Much of this occurred prior to any signs of the economy actually slowing. During the second-half of 2000, corporate securities underperformed. In general, lower-quality bonds fared the worst. Many below-investment-grade bonds posted negative total returns for the year as the negative price effects of spread widening more than offset their initial yield advantage. Asset-backed securities and mortgage-backed securities also underperformed as investors became more concerned with the quality of the underlying collateral and began to worry about call risk by year end. Commercial mortgage-backed securities were one bright spot, outperforming based upon strong fundamentals and attractive valuations.

During the six months ended December 31, 2000, the Fund's Class I Shares had a total return of +2.93%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on page 6 of this report to shareholders.) Absolute performance for the Fund increased as the economy slowed and the bond market rallied. More interest rate risk (or duration) would have aided the Fund's performance further as interest rates were falling. However, our overweighting of one-year -- three-year maturities strongly benefited relative returns and offset the negative impact of duration. In terms of sector strategies, a general overweight of non-Treasury securities detracted from relative returns. Our underweighting


            December 31, 2000 (4) Mercury Short-Term Investment Fund of investment-grade and below-investment-grade corporate securities detracted from relative performance. Even small positions in below-investment-grade securities had a considerable effect on returns as compared to the unmanaged Merrill Lynch 6-Month US Treasury Bill Index since they underperformed by such a significant margin. Finally, our underweighting commercial mortgage-backed securities aided returns as performance continued to be strong for these securities.

In Conclusion

We appreciate your continued support, and we look forward to serving your investment needs in the months ahead.

Sincerely,


/s/ Nancy D. Celick

Nancy D. Celick
President


/s/ Michael Sanchez                     /s/ John Queen

Michael Sanchez                         John Queen
Portfolio Manager                       Portfolio Manager

February 6, 2001


            December 31, 2000 (5) Mercury Short-Term Investment Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

CLASS I SHARES incur a maximum initial sales charge of 2.00% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's investment adviser pays annual operating expenses of the Fund's Class I Shares in excess of 0.48% of the average net assets. Were the investment adviser not to pay such expenses, net returns would be lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

RECENT PERFORMANCE RESULTS
================================================================================
                                       6 Month       12 Month    Since Inception
As of December 31, 2000              Total Return  Total Return    Total Return
--------------------------------------------------------------------------------
Class I*                                +2.93%        +5.18%          +55.26%
--------------------------------------------------------------------------------
Merrill Lynch 6-month US Treasury
Bill Index**                            +3.36         +6.51           +47.68
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 5/18/93.

** This unmanaged Index is comprised of US Treasury bills with maturities of six months, which are guaranteed as to the timely payment of principal and interest by the US Government. Since inception total return is from 5/18/93.

AVERAGE ANNUAL TOTAL RETURN
================================================================================
                                                         % Return      % Return
                                                      Without Sales   With Sales
Class I Shares*                                           Charge       Charge**
--------------------------------------------------------------------------------
One Year Ended 12/31/00                                   +5.18%        +3.08%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                                 +5.59         +5.16
--------------------------------------------------------------------------------
Inception (5/18/93) through 12/31/00                      +5.94         +5.66
--------------------------------------------------------------------------------

*     Maximum sales charge is 2.00%.

**    Assuming maximum sales charge.


            December 31, 2000 (6) Mercury Short-Term Investment Fund

SCHEDULE OF INVESTMENTS

                                                                                        In US Dollars
                                                                                -----------------------------
                                                                                    Face
Industries                                  Investments                            Amount             Value
-------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--44.2%
=============================================================================================================
Banks--2.3%             MBNA Corporation, 6.898% due
                        6/17/2002 (d)                                           $  350,000         $  349,397
                        Wells Fargo Bank NA, 7.259% due
                        5/02/2005 (d)                                              675,000            675,486
                                                                                                   ----------
                                                                                                    1,024,883
-------------------------------------------------------------------------------------------------------------
Building Products--     Rayonier Inc., 7.051% due 2/23/2001 (d)                    900,000            900,702
Wood--2.0%
-------------------------------------------------------------------------------------------------------------
Building--              Centex Corporation, 7.31% due 8/14/2001 (d)                625,000            625,206
Residential/
Commercial--1.4%
-------------------------------------------------------------------------------------------------------------
Cable Television--      Cox Enterprises, 7.659% due 5/01/2003 (b)(d)             1,300,000          1,298,630
2.9%
-------------------------------------------------------------------------------------------------------------
Consulting              Comdisco Inc., 9.50% due 8/15/2003                       2,000,000          1,540,000
Services--3.5%
-------------------------------------------------------------------------------------------------------------
Electric--              Scana Corporation, 7.254% due 2/08/2002 (d)              1,000,000          1,000,768
Integrated--2.3%
-------------------------------------------------------------------------------------------------------------
Eurobanks--11.1%        Credit Industrial et Commercial (CIC), 7.236%
                        due 6/18/2049 (d)                                        1,450,000          1,371,294
                        Foreningssparrbanken AB, 7.298% due
                        12/18/2049 (d)                                           1,000,000            999,490
                        Nordbanken North America Inc., 7.36% due
                        10/27/2049 (d)                                             550,000            548,604
                        Okobank, 7.078% due 9/29/2049 (d)                        1,050,000          1,040,245
                        Robert Fleming Capital Ltd., 7.384% due
                        5/07/2006 (d)                                            1,000,000            998,890
                                                                                                   ----------
                                                                                                    4,958,523
-------------------------------------------------------------------------------------------------------------
Financial               Countrywide Home Loans, Inc. (d):
Services--11.3%           7.02% due 3/19/2003                                      750,000            749,250
                          7.083% due 3/16/2005                                     750,000            739,170
                        Golden State Holdings, 7.759% due
                        8/01/2003 (d)                                            1,900,000          1,814,297
                        National Westminster Bank, 7.08% due
                        9/16/2002 (d)                                            1,000,000          1,002,991
                        Textron Financial Corporation, 7.071% due
                        9/17/2002 (d)                                              750,000            750,650
                                                                                                   ----------
                                                                                                    5,056,358
-------------------------------------------------------------------------------------------------------------
Oil--                   LG Caltex Oil Corp., 7.70% due 10/29/2001 (d)            1,100,000          1,102,123
Integrated--3.8%        Pennzoil-Quaker State, 8.65% due 12/01/2002                600,000            602,304
                                                                                                   ----------
                                                                                                    1,704,427
-------------------------------------------------------------------------------------------------------------
Pipelines--1.7%          Mapco Inc., 8.70% due 5/15/2002                           750,000            773,220
-------------------------------------------------------------------------------------------------------------


            December 31, 2000 (7) Mercury Short-Term Investment Fund

                                                                                        In US Dollars
                                                                                -----------------------------
                                                                                    Face
Industries                                  Investments                            Amount             Value
-------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (concluded)
=============================================================================================================
Steel--0.3%             Pohang Iron & Steel, 7.50% due 8/01/2002                $  150,000        $   150,251
-------------------------------------------------------------------------------------------------------------
Telecommuni-            Sprint Spectrum L.P., 11% due 8/15/2006                    650,000            700,265
cations--1.6%
-------------------------------------------------------------------------------------------------------------
                        Total Corporate Bonds & Notes (Cost--$19,860,287)                          19,733,233
-------------------------------------------------------------------------------------------------------------

GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES--3.3%
=============================================================================================================
Collateralized          Fannie Mae (d):
Mortgage                  1992-155 FA, 6.239% due 10/25/2005                       530,277            527,354
Obligations--1.3%         1993-142 SA, 6.957% due 10/25/2022                        48,873             48,035
                                                                                                  -----------
                                                                                                      575,389
-------------------------------------------------------------------------------------------------------------
Pass-Through            Federal Housing Authority Project, 7.43% due
Securities--2.0%        2/01/2023                                                  130,277            126,369
                        Government National Mortgage Association (d):
                          G2 8346, 7.12% due 12/20/2023                            571,923            576,172
                          G2 8570, 7.12% due 10/20/2019                            163,878            165,052
                                                                                                  -----------
                                                                                                      867,593
-------------------------------------------------------------------------------------------------------------
Stripped                Fannie Mae, 1993-129 J, 6.50% due
Mortgage-Backed         2/25/2007 (a)                                              232,699             10,330
Securities--0.0%
-------------------------------------------------------------------------------------------------------------
                        Total Government Agency Mortgage-
                        Backed Securities (Cost--$1,471,011)                                        1,453,312
-------------------------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--32.9%
=============================================================================================================
Asset-Backed            ABSC Long Beach Home Equity Loan Trust,
Securities--22.1%       2000-LB1 AF4, 7.825% due 3/21/2028                         425,000            440,359
                        ACC Automobile Receivables Trust, 1997-C A,
                        6.40% due 3/17/2004 (c)                                    355,660            356,053
                        Associates Manufactured Housing
                        Pass-Through Certificates, 1996-2 A4, 6.60%
                        due 6/15/2027                                              500,000            502,465
                        CFS Smart, 1997-5-A1, 7.72% due
                        6/15/2005 (b)(c)                                           360,974            101,073
                        CIT Marine Trust, 1999-A A1, 5.45% due
                        9/15/2006                                                  179,944            179,819
                        COMM, 2000-FL2A A, 6.84% due
                        1/15/2003 (b)(d)                                         1,000,000            999,427
                        Countrywide Home Equity Loan Trust, 1999-A,
                        7.03% due 4/15/2025 (d)                                    695,503            696,796
                        Credit-Based Asset Servicing and Securities,
                        2000-CB2 A1A, 7.058% due 9/25/2029 (d)                     598,830            601,117
                        Duck Auto Grantor Trust, 1999-A A, 5.65%
                        due 3/15/2004 (b)                                          109,673            109,446


            December 31, 2000 (8) Mercury Short-Term Investment Fund

                                                                                        In US Dollars
                                                                                -----------------------------
                                                                                    Face
                                            Investments                            Amount             Value
-------------------------------------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES (concluded)
=============================================================================================================
Asset-Backed            Fund America Investors Trust I, 1998-NMC1 M1,
Securities              7.088% due 6/25/2028 (d)                               $  498,906         $   499,080
(concluded)             Green Tree Recreational, Equipment &
                        Consumer Trust, 1996-C A1, 6.95%
                        due 10/15/2017 (d)                                        317,760             318,187
                        Harley-Davidson Eaglemark Motorcycle Trust,
                        1999-1 A1, 5.25% due 7/15/2003                            209,098             209,179
                        IMC Home Equity Loan Trust, 1998-3 A3,
                        6.16% due 5/20/2014                                        58,720              58,522
                        Nationslink Funding Corporation, 1999-SL A1V,
                        7.078% due 4/10/2007 (d)                                  526,491             526,374
                        Navistar Financial Corporation Owner Trust,
                        1996-B A3, 6.33% due 4/21/2003                             69,976              69,982
                        Nomura Asset Securities Corporation,
                        1995-MD3 A1A, 8.17% due 3/04/2020                         394,740             399,108
                        Nomura Depository Trust, 1998-ST1 A3A,
                        7.26% due 1/15/2003 (b)(d)                              1,100,000           1,087,969
                        PECO Energy Transition Trust, 1999-A A3,
                        6.955% due 3/01/2006 (d)                                1,000,000             998,990
                        Residential Asset Securities Corporation:
                          1999-RS2 AI1, 6.535% due 7/25/2029                      403,436             401,794
                          2000-KS4 AII, 6.878% due 9/25/2031 (d)                  972,581             972,014
                        Resolution Trust Corporation, 1994-C2 G,
                        8% due 4/25/2025                                          317,352             310,727
                                                                                                   ----------
                                                                                                    9,838,481
-------------------------------------------------------------------------------------------------------------
Collateralized          Citicorp Mortgage Securities, Inc., 1994-4 A6,
Mortgage                6% due 2/25/2009                                          716,721             709,174
Obligations--10.8%       Medallion Trust, 2000-1G A1, 7.032% due
                        7/12/2031 (d)                                             589,241             589,889
                        PNC Mortgage Securities Corp., 1997-3 1A5,
                        7% due 5/25/2027                                        1,500,000           1,499,685
                        Residential Asset Securitization Trust,
                        1997-A10 A3, 7.25% due 12/25/2027                         502,763             501,662
                        Salomon Brothers Mortgage Securities:
                          VI, 1986-1 A, 6% due 12/25/2011                         195,013             190,484
                          VII, 1998-NC3 A2, 6.41% due 8/25/2028                   551,358             548,916
                        Walsh Acceptance, 1997-2 A, 7.625% due
                        3/01/2027 (b)(d)                                           90,351              90,950
                        Washington Mutual, 2000-1 A1, 6.938% due
                        6/25/2024 (d)                                             727,842             726,416
                                                                                                   ----------
                                                                                                    4,857,176
-------------------------------------------------------------------------------------------------------------
                        Total Non-Agency Mortgage-Backed
                        Securities (Cost--$14,931,438)                                             14,695,657
-------------------------------------------------------------------------------------------------------------


            December 31, 2000 (9) Mercury Short-Term Investment Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                        In US Dollars
                                                                                -----------------------------
                                                                                    Face
                                         Investments                               Amount             Value
-------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY OBLIGATIONS--18.2%
=============================================================================================================
US Treasury             US Treasury Bonds, 10.75% due 2/15/2003                 $3,000,000        $ 3,325,770
Obligations--18.2%      US Treasury Inflation Index, 3.625% due
                        7/15/2002                                                4,400,000          4,787,092
-------------------------------------------------------------------------------------------------------------
                        Total US Government & Agency Obligations
                        (Cost--$7,962,996)                                                          8,112,862
-------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.6%
=============================================================================================================
Commercial              Countrywide Home Loans, Inc., 6.62% due
Paper*--0.6%            1/02/2001                                                  250,000            250,000
-------------------------------------------------------------------------------------------------------------
                        Total Short-Term Investments (Cost--$250,000)                                 250,000
-------------------------------------------------------------------------------------------------------------
                        Total Investments (Cost--$44,475,732)--99.2%                               44,245,064
                        Time Deposits**--0.2%                                                          72,488
                        Other Assets Less Liabilities--0.6%                                           277,464
                                                                                                  -----------
                        Net Assets--100.0%                                                        $44,595,016
                                                                                                  ===========
-------------------------------------------------------------------------------------------------------------

(a)   Interest only.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c) Security fair valued under procedures established by the Board of Trustees. Issuer in bankruptcy.
(d)   Variable rate security. The rate listed is as of December 31, 2000.
  * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 **   Time deposit bears interest at 4.75% and matures on 1/02/2001.

      See Notes to Financial Statements.


            December 31, 2000 (10) Mercury Short-Term Investment Fund

STATEMENT OF ASSETS
AND LIABILITIES

As of December 31, 2000
----------------------------------------------------------------------------------------
Assets:

Investments, at value (identified cost--$44,475,732)                        $ 44,245,064
Cash                                                                                 534
Time deposits                                                                     72,488
Receivables:
  Interest                                                  $   604,053
  Paydowns                                                       94,522
  Capital shares sold                                             4,133          702,708
                                                            ----------------------------
Total assets                                                                  45,020,794
                                                                            ------------
----------------------------------------------------------------------------------------

Liabilities:

Payables:
  Capital shares redeemed                                       212,483
  Dividends                                                      66,917
  Securities purchased                                            3,023
  Investment adviser                                              2,271          284,694
                                                            -----------
Accrued expenses and other liabilities                                           141,084
                                                                            ------------
Total liabilities                                                                425,778
                                                                            ------------
----------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                  $ 44,595,016
                                                                            ============
----------------------------------------------------------------------------------------

Net Assets Consist of:

Paid-in capital                                                             $ 46,092,171
Accumulated investment loss--net                                                 (58,837)
Accumulated realized capital losses on investments--net                       (1,207,651)
Unrealized depreciation on investments--net                                     (230,667)
                                                                            ------------
Net assets                                                                  $ 44,595,016
                                                                            ============
----------------------------------------------------------------------------------------

Net Asset Value:

Class I--Based on net assets of $44,595,016 and
  4,522,372 shares outstanding+                                             $       9.86
                                                                            ============
----------------------------------------------------------------------------------------

+     Unlimited shares of no par value authorized.

      See Notes to Financial Statements.


            December 31, 2000 (11) Mercury Short-Term Investment Fund

STATEMENT OF OPERATIONS

For the Six Months Ended December 31, 2000
------------------------------------------------------------------------------------
Investment Income:

Interest and discount earned                                            $  1,862,860
------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                 $ 106,381
Accounting services                                         20,179
Listing fees                                                18,639
Transfer agent fees                                         16,453
Printing and shareholder reports                            11,592
Custodian fees                                               5,382
Pricing fees                                                 1,807
Professional fees                                            1,635
Trustees' fees and expenses                                  1,128
Other                                                        1,523
                                                         ---------
Total expenses before reimbursement                        184,719
Reimbursement of expenses                                  (54,960)
                                                         ---------
Total expenses after reimbursement                                           129,759
                                                                        ------------
Investment income--net                                                     1,733,101
                                                                        ------------
------------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) on
Investments--Net:

Realized loss on investments--net                                           (648,990)
Change in unrealized appreciation/depreciation on
  investments--net                                                           480,222
                                                                        ------------
Net Increase in Net Assets Resulting from Operations                    $  1,564,333
                                                                        ============
------------------------------------------------------------------------------------

See Notes to Financial Statements.


            December 31, 2000 (12) Mercury Short-Term Investment Fund

STATEMENTS OF CHANGES
IN NET ASSETS

                                                                      For the Six               For the
                                                                     Months Ended             Year Ended
 Increase (Decrease) in Net Assets:                               December 31, 2000         June 30, 2000
 --------------------------------------------------------------------------------------------------------
 Operations:

 Investment income--net                                              $  1,733,101           $  3,318,335
 Realized loss on investments--net                                       (648,990)              (393,848)
 Change in unrealized appreciation/depreciation on
   investments--net                                                       480,222               (342,363)
                                                                     -----------------------------------
 Net increase in net assets resulting from operations                   1,564,333              2,582,124
                                                                     -----------------------------------
 --------------------------------------------------------------------------------------------------------

 Dividends to Shareholders:

 Investment income--net                                                (1,869,103)            (3,213,379)
                                                                     -----------------------------------
 Net decrease in net assets resulting from dividends
   to shareholders                                                     (1,869,103)            (3,213,379)
                                                                     -----------------------------------
 --------------------------------------------------------------------------------------------------------

 Capital Share Transactions:

 Net increase (decrease) in net assets derived from capital
   share transactions                                                 (10,121,590)             4,796,286
                                                                     -----------------------------------
 --------------------------------------------------------------------------------------------------------

 Net Assets:

 Total increase (decrease) in net assets                              (10,426,360)             4,165,031
 Beginning of period                                                   55,021,376             50,856,345
                                                                     -----------------------------------
 End of period*                                                      $ 44,595,016           $ 55,021,376
                                                                     ===================================
 --------------------------------------------------------------------------------------------------------
*Undistributed (accumulated)
   investment income (loss)--net                                     $    (58,837)          $     77,165
                                                                     ===================================
 --------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.


            December 31, 2000 (13) Mercury Short-Term Investment Fund

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                      Class I+
                                               -----------------------------------------------------------------------------------
                                                  For the
                                                Six Months
                                                  Ended                               For the Year Ended June 30,
                                               December 31,         --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:           2000                2000              1999              1998              1997
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance

Net asset value, beginning of period            $   9.93            $  10.05          $  10.13          $  10.15          $  10.17
                                                ----------------------------------------------------------------------------------
Investment income--net                               .33                 .61               .57               .63               .58
Realized and unrealized
  loss on investments--net                          (.04)               (.14)             (.11)               --              (.01)
                                                ----------------------------------------------------------------------------------
Total from investment operations                     .29                 .47               .46               .63               .57
                                                ----------------------------------------------------------------------------------
Less dividends from
  investment income--net                            (.36)               (.59)             (.54)             (.65)             (.59)
                                                ----------------------------------------------------------------------------------
Net asset value, end of period                  $   9.86            $   9.93          $  10.05          $  10.13          $  10.15
                                                ==================================================================================
----------------------------------------------------------------------------------------------------------------------------------

Total Investment Return**

Based on net asset value per share                  2.93%++             4.75%             4.70%             6.37%             5.77%
                                                ==================================================================================
----------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement                       .48%*               .48%              .48%              .48%              .48%
                                                ==================================================================================
Expenses                                             .69%*               .73%              .68%              .92%              .92%
                                                ==================================================================================
Investment income--net                              6.52%*              6.06%             5.52%             6.36%             5.82%
                                                ==================================================================================
----------------------------------------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)        $ 44,595            $ 55,020          $ 50,860          $ 28,040          $ 21,720
                                                ==================================================================================
Portfolio turnover                                    32%                 79%              144%              121%              154%
                                                ==================================================================================
----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
** Total investment returns exclude the effects of sales charges. The Fund's investment adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
 +    Prior to October 6, 2000, Class I Shares were designated Investor Class
      Shares.
++    Aggregate total investment return.

      See Notes to Financial Statements.


            December 31, 2000 (14) Mercury Short-Term Investment Fund

NOTES TO FINANCIAL STATEMENTS

(1)   Significant Accounting Policies:

      Mercury Short-Term Investment Fund (the "Fund") (formerly Short-Term Investment Fund) is a fund of Mercury HW Funds (the "Trust") (formerly Hotchkis and Wiley Funds). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers a single class (Class I) of shares. The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

      (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

      (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.


            December 31, 2000 (15) Mercury Short-Term Investment Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (d) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"). The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .40% of the average net assets of the Fund not exceeding $100 million, .30% of average net assets of the Fund in excess of $100 million but not exceeding $500 million and .25% of net assets in excess of $500 million. Mercury Advisors has contractually agreed to pay all annual operating expenses in excess of .48% as applied to the Fund's Class I daily net assets through June 30, 2001. For the six months ended December 31, 2000, Mercury Advisors had earned fees of $106,381, of which $54,960 was waived.

      Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      FAM Distributors, Inc. ("FAMD"), an indirect wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

      Accounting services were provided to the Fund by Mercury Advisors.

      Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

      Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2000 were $16,156,913 and $23,690,154, respectively.


            December 31, 2000 (16) Mercury Short-Term Investment Fund

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      Net realized losses for the six months ended December 31, 2000 and net unrealized losses as of December 31, 2000 were as follows:

                                                Realized             Unrealized
                                                 Losses                Losses
      --------------------------------------------------------------------------
      Long-term Investments                   $ (648,990)            $(230,667)
                                              --------------------------------
      Total                                   $ (648,990)            $(230,667)
                                              ================================
      --------------------------------------------------------------------------

      As of December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $230,667, of which $254,305 related to appreciated securities and $484,972 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $44,475,732.

(4)   Capital Share Transactions:

      Transactions in capital shares were as follows:

      Class I Shares for the Six Months                                Dollar
      Ended December 31, 2000*                          Shares         Amount
      --------------------------------------------------------------------------
      Shares sold                                     1,382,261    $ 13,808,507
      Shares issued to shareholders in reinvestment
      of dividends                                      152,744       1,516,284
                                                     --------------------------
      Total issued                                    1,535,005      15,324,791
      Shares redeemed                                (2,553,296)    (25,446,381)
                                                     --------------------------
      Net decrease                                   (1,018,291)   $(10,121,590)
                                                     ==========================
      --------------------------------------------------------------------------

      Class I Shares for the Year                                      Dollar
      Ended June 30, 2000*                              Shares         Amount
      --------------------------------------------------------------------------
      Shares sold                                     7,435,661    $ 74,616,993
      Shares issued to shareholders in reinvestment
      of dividends                                      260,699       2,607,535
                                                     --------------------------
      Total issued                                    7,696,360      77,224,528
      Shares redeemed                                (7,218,518)    (72,428,242)
                                                     --------------------------
      Net increase                                      477,842    $  4,796,286
                                                     ==========================
      --------------------------------------------------------------------------

*     Prior to October 6, 2000, Class I Shares were designated Investor Class
      Shares.


            December 31, 2000 (17) Mercury Short-Term Investment Fund

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

(5)   Short-Term Borrowings:

      On December 1, 2000, the Fund, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended December 31, 2000.

(6)   Subsequent Event:

      On January 25, 2001, the Trust's Board of Trustees declared an ordinary income dividend in the amount of $.050970, payable on January 31, 2001 to shareholders of record as of January 30, 2001.


            December 31, 2000 (18) Mercury Short-Term Investment Fund

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund may invest a portion of its assets in non-investment grade debt securities, commonly referred to as high-yield "junk" bonds, which may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. The Fund may also invest a portion of its assets in emerging markets and other foreign securities, which involve special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.

Mercury Short-Term Investment Fund of
Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, CA 90017-5400

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